UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-04692

Emerging Markets Growth Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: June 30

Date of reporting period: December 31, 2023

Gregory F. Niland

Emerging Markets Growth Fund, Inc.

5300 Robin Hood Road

Norfolk, Virginia 23513

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

Emerging Markets Growth Fund Semi-annual report for the six months ended December 31, 2023

The Securities and Exchange Commission has adopted new regulations that will change the content and design of annual and semi-annual shareholder reports beginning in July 2024. Certain types of information, including investment portfolio and financial statements, will not be included in the shareholder reports but will be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR.

If you would like to receive shareholder reports and other communications from the fund electronically, you may update your mailing preferences with your financial intermediary or enroll in e-delivery at capitalgroup.com (for accounts held directly with the fund).

Emerging Markets Growth Fund seeks long-term growth of capital and invests primarily in common stock and other equity securities of issuers in developing countries.

Fund results shown in this report are for past periods and are not predictive of results for future periods. The results shown are before taxes on fund distributions and sale of fund shares. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, please call (800) 421-4989.

Investing in developing markets may be subject to risks, such as significant currency and price fluctuations, political instability, differing securities regulations and periods of illiquidity, which are detailed in the fund’s prospectus. Investments in developing markets have been more volatile than investments in developed markets, reflecting the greater uncertainties of investing in less established economies. Individuals investing in developing markets should have a long-term perspective and be able to tolerate potentially sharp declines in the value of their investments.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Fellow investors:

Results for Emerging Markets Growth Fund for the periods ended December 31, 2023, are shown in the table below, as well as results of the fund’s benchmark.

For additional information about the fund, its investment results, holdings and portfolio managers, refer to https://www.capitalgroup.com/institutional/investments/ emerging-markets-growth-fund-m.html. You can also access information about Capital Group and read our insights about the markets, retirement, saving for college, investing fundamentals and more at capitalgroup.com.

Contents

1	Results at a glance
3	Investment portfolio
9	Financial statements

Results at a glance

For periods ended December 31, 2023, with distributions reinvested

	Cumulative total returns		Average annual total returns

	6 months	1 year	5 years	10 years	Lifetime (since 5/30/1986)

Emerging Markets Growth Fund (Class M shares)	0.77%	8.06%	4.01%	2.35%	11.45%
MSCI Emerging Markets Investable Markets Index (linked index)*	5.72	11.67	4.45	3.00	9.07

*	MSCI Emerging Markets IMI Index (linked index) is a broad measure of market results for investment companies that invest in developing markets. Returns for the MSCI Emerging Markets IMI Index (linked) were calculated using the International Finance Corporation (IFC) Global Composite Index from May 30, 1986, to December 31, 1987, the MSCI Emerging Markets Index with dividends gross of withholding taxes from January 1, 1988, to December 31, 2000, the MSCI Emerging Markets Index with dividends net of withholding taxes from January 1, 2001, to November 30, 2007, and the MSCI Emerging Markets Investable Market Index with dividends net of withholding taxes thereafter. The index is unmanaged, and therefore has no expenses. Investors cannot invest directly in an index. Results include reinvested dividends and/or distributions but do not reflect the effect of commissions, expenses or U.S. federal income taxes. Source: MSCI.

Past results are not predictive of results in future periods.

The total annual fund operating expense ratio is 0.70% for Class M shares as of the prospectus dated September 1, 2023.

Emerging Markets Growth Fund	1

About the fund and its adviser

Emerging Markets Growth Fund was organized in 1986 by the International Finance Corporation (IFC), an affiliate of the World Bank, as a vehicle for investing in the securities of companies based in developing countries. The premise behind the formation of the fund was that rapid growth in these countries could create very attractive investment opportunities. It also was felt that the availability of equity capital would stimulate the development of capital markets and encourage countries to liberalize their investment regulations.

Capital International, Inc., the fund’s investment adviser, is part of The Capital Group Companies,SM Inc., one of the world’s most experienced investment advisory organizations, with roots dating back to 1931. The fund has been managed by Capital International or an affiliate since 1986. Capital Group employs a research-driven approach to investing and has a global investment research network spanning three continents. This network of analysts and portfolio managers travels the world, scrutinizing thousands of companies and keeps a close watch on industry trends and government actions.

Capital Group has devoted substantial resources to the task of evaluating and managing investments in developing countries. It is an intensive effort that combines company and industry analysis with broader political and macroeconomic views. We believe that our extensive worldwide research capabilities and integrated global investment process continue to provide Emerging Markets Growth Fund with a competitive edge.

2	Emerging Markets Growth Fund

Investment portfolio December 31, 2023	unaudited

Sector diversification	Percent of net assets

Common stocks 93.86%	Shares	Value (000)
Asia-Pacific 70.72%
China 33.23%
Alibaba Group Holding, Ltd.	1,603,000	$15,492
Alibaba Group Holding, Ltd. (ADR)	328,189	25,438
Anhui Conch Cement Co., Ltd., Class H	1,493,629	3,474
BeiGene, Ltd.[1]	37,574	524
BeiGene, Ltd. (ADR)[1]	245,434	44,266
BYD Co., Ltd., Class A	45,900	1,280
BYD Co., Ltd., Class H	79,500	2,185
China Merchants Bank Co., Ltd., Class H	238,500	830
China Resources Building Materials Technology Holdings, Ltd.	14,127,000	3,097
China Resources Gas Group, Ltd.	2,578,300	8,440
China Tourism Group Duty Free Corp., Ltd., Class A	396,881	4,672
China Tourism Group Duty Free Corp., Ltd., Class H	60,800	596
Contemporary Amperex Technology Co., Ltd., Class A	86,880	1,996
ENN Energy Holdings, Ltd.	875,295	6,434
Foshan Haitian Flavouring and Food Co., Ltd., Class A	195,534	1,045
Gree Electric Appliances, Inc. of Zhuhai, Class A	150,400	682
H World Group, Ltd. (ADR)	489,377	16,365
Haitian International Holdings, Ltd.	1,409,000	3,479
Innovent Biologics, Inc.[1]	6,490,000	35,438
JD Health International, Inc.[1]	1,107,450	5,526
Jiangsu Hengli Hydraulic Co., Ltd., Class A	1,054,900	8,126
Jiangsu Hengrui Medicine Co., Ltd., Class A	5,721,924	36,443
Kweichow Moutai Co., Ltd., Class A	39,061	9,488
Legend Biotech Corp. (ADR)[1]	188,351	11,333
Li Auto, Inc., Class A1	137,600	2,578
Li Auto, Inc., Class A (ADR)[1]	39,526	1,479
Li Ning Co., Ltd.	785,000	2,118
Longfor Group Holdings, Ltd.	3,287,498	5,273
Midea Group Co., Ltd., Class A	1,370,037	10,549
NetEase, Inc.	1,703,087	31,608
NetEase, Inc. (ADR)	185,290	17,262
Ping An Insurance (Group) Company of China, Ltd., Class H	8,934,200	40,413
Proya Cosmetics Co., Ltd., Class A	420,658	5,887
Shandong Pharmaceutical Glass Co., Ltd., Class A	253,077	913
Shenzhen Inovance Technology Co., Ltd., Class A	2,579,977	22,947
Shenzhou International Group Holdings, Ltd.	972,400	9,978
Tencent Holdings, Ltd.	711,600	26,885
Trip.com Group, Ltd. (ADR)[1]	668,007	24,055
Zai Lab, Ltd. (ADR)[1]	42,774	1,169
		449,763

Hong Kong 0.33%
First Pacific Co., Ltd.	4,128,967	1,644
Galaxy Entertainment Group, Ltd.	513,000	2,867
		4,511

Emerging Markets Growth Fund	3

Common stocks (continued)	Shares	Value (000)
Asia-Pacific (continued)
India 12.70%
360 ONE WAM, Ltd.	186,644	$1,588
Angel One, Ltd.	267,408	11,201
Bank of Baroda	2,715,236	7,527
Bharti Airtel, Ltd.	731,325	9,060
Cholamandalam Investment and Finance Co., Ltd.	288,022	4,354
City Union Bank, Ltd.	2,388,997	4,271
Dabur India, Ltd.	1,296,463	8,677
FSN E-Commerce Ventures, Ltd.[1]	312,186	652
Genpact, Ltd.	21,500	746
HDFC Bank, Ltd.	1,610,609	33,041
HDFC Bank, Ltd. (ADR)	2,200	148
ICICI Bank, Ltd.	718,355	8,591
ITC, Ltd.	928,192	5,148
Kotak Mahindra Bank, Ltd.	514,840	11,797
MakeMyTrip, Ltd.[1]	569,030	26,733
Maruti Suzuki India, Ltd.	60,249	7,453
TeamLease Services, Ltd.[1]	159,420	6,123
Tube Investments of India, Ltd.	66,298	2,819
United Spirits, Ltd.	562,417	7,542
Varun Beverages, Ltd.	969,962	14,411
		171,882

Indonesia 6.02%
Bank Central Asia Tbk PT	22,975,000	14,013
Bank Mandiri (Persero) Tbk PT	27,093,500	10,628
Bank Rakyat Indonesia (Persero) Tbk PT	21,437,800	7,948
Elang Mahkota Teknologi Tbk PT	79,592,750	3,056
Indofood CBP Sukses Makmur Tbk PT	3,685,400	2,532
Indosat Tbk PT	13,744,300	8,372
Kalbe Farma Tbk PT	24,750,000	2,587
PT Bank Syariah Indonesia Tbk	164,597,500	18,588
PT Surya Citra Media Tbk	504,263,120	5,564
Telkom Indonesia (Persero) Tbk PT, Class B	31,706,300	8,138
		81,426

Philippines 2.48%
ACEN Corp.	16,332,758	1,291
Ayala Corp.	358,370	4,404
BDO Unibank, Inc.	3,301,280	7,771
Bloomberry Resorts Corp.[1]	11,149,300	1,981
International Container Terminal Services, Inc.	4,078,566	18,064
		33,511

Singapore 0.07%
Yoma Strategic Holdings, Ltd.[1]	18,243,032	994

South Korea 6.60%
Coupang, Inc., Class A1	565,089	9,149
Hana Financial Group, Inc.	386,045	12,979
JB Financial Group Co., Ltd.	478,000	4,216
KB Financial Group, Inc.	40,339	1,687
KT&G Corp.	42,327	2,853
LG Energy Solution, Ltd.[1]	5,366	1,770
NAVER Corp.	57,341	9,924
Samsung Electronics Co., Ltd.	388,960	23,656
Samsung Electronics Co., Ltd. (GDR)[2]	7,622	11,427
SK hynix, Inc.	107,028	11,686
		89,347

Taiwan 8.23%
AirTAC International Group	238,904	7,847
E Ink Holdings, Inc.	777,000	4,970
Global Unichip Corp.	80,000	4,513
MediaTek, Inc.	312,042	10,277
Momo.com, Inc.	58,828	974

4	Emerging Markets Growth Fund

Common stocks (continued)	Shares	Value (000)
Asia-Pacific (continued)
Taiwan (continued)
Taiwan Semiconductor Manufacturing Co., Ltd.	3,846,812	$74,034
Vanguard International Semiconductor Corp.	769,000	2,036
Voltronic Power Technology Corp.	120,000	6,662
		111,313

Thailand 0.56%
TISCO Financial Group PCL, foreign registered shares	2,625,300	7,606

Vietnam 0.50%
Masan Group Corp.[1]	1,238,744	3,412
Vietnam Dairy Products JSC	653,600	1,818
Vinhomes JSC[1]	847,003	1,505
		6,735

Total Asia-Pacific		957,088

Latin America 15.78%
Brazil 10.12%
ALLOS SA, ordinary nominative shares	395,028	2,137
Americanas SA, ordinary nominative shares[1]	5,546,675	1,036
B3 SA - Brasil, Bolsa, Balcao	5,295,106	15,747
CCR SA, ordinary nominative shares	3,191,636	9,290
Diagnósticos da América SA1	742,978	1,466
Estre Ambiental, Inc.[1,2,3]	591,120	—	[4]
Hypera SA, ordinary nominative shares	2,242,860	16,209
Lojas Renner SA	3,432,971	12,242
Magazine Luiza SA1	27,415,791	12,434
Patria Investments, Ltd., Class A	404,910	6,280
Rede D’Or Sao Luiz SA	5,276,140	31,084
Rumo SA	340,000	1,604
TIM SA	4,914,741	18,131
Vale SA (ADR), ordinary nominative shares	233,875	3,709
Vale SA, ordinary nominative shares	349,817	5,547
		136,916

Mexico 5.66%
América Móvil, SAB de CV, Class B (ADR)	859,947	15,926
Arca Continental, SAB de CV	542,355	5,922
CEMEX, SAB de CV (ADR), ordinary participation certificates, units[1]	787,146	6,101
Corp. Inmobiliaria Vesta, SAB de CV	2,831,936	11,245
Corp. Inmobiliaria Vesta, SAB de CV (ADR)	73,100	2,896
Grupo Aeroportuario del Centro Norte, SAB de CV, Series B	695,747	7,365
Grupo Aeroportuario del Pacífico, SAB de CV, Class B	102,502	1,789
Grupo Financiero Banorte, SAB de CV, Series O	1,103,338	11,095
Kimberly-Clark de México, SAB de CV, Class A, ordinary participation certificates	2,175,000	4,889
Prologis Property Mexico, SA de CV, REIT	1,980,000	9,416
		76,644

Total Latin America		213,560

Eastern Europe and Middle East 2.71%
Hungary 0.07%
Wizz Air Holdings PLC[1]	34,595	971

Kazakhstan 1.14%
Halyk Savings Bank of Kazakhstan OJSC (GDR)[2]	1,019,744	15,462

Russian Federation 0.65%
Alrosa PJSC[3]	12,604	—	[4]
Baring Vostok Capital Fund IV Supplemental Fund, LP1,3,5,6,7	43,189,450	—	[4]
Baring Vostok Private Equity Fund IV, LP1,3,5,6,7	23,604,516	—	[4]
Gazprom PJSC[1,3]	1,891,176	—	[4]
Moscow Exchange MICEX-RTS PJSC[3]	2,726,513	—	[4]
Rosneft Oil Co. PJSC[3]	570,845	—	[4]
Sberbank of Russia PJSC[3]	11,761,726	—	[4]

Emerging Markets Growth Fund	5

Common stocks (continued)	Shares	Value (000)
Eastern Europe and Middle East (continued)
Russian Federation (continued)
TCS Group Holding PLC (GDR)[1,3]	172,382	$3,448
X5 Retail Group NV (GDR)[1,3]	86,904	1,529
Yandex NV, Class A1,3	250,247	3,839
		8,816

Slovenia 0.61%
Nova Ljubljanska Banka dd (GDR)	441,286	8,258

United Arab Emirates 0.24%
Adnoc Gas PLC	3,785,000	3,183

Total Eastern Europe and Middle East		36,690

Other markets 2.60%
Netherlands 0.37%
InPost SA1	361,159	4,993

Norway 0.54%
Borr Drilling, Ltd.[1]	996,025	7,331

United Kingdom 0.56%
Airtel Africa PLC	4,290,245	7,117
Sedibelo Resources, Ltd.[1,3]	17,665,800	400
		7,517

United States 1.13%
MercadoLibre, Inc.[1]	9,749	15,321

Total Other markets		35,162

Africa 2.05%
Federal Republic of Nigeria 0.30%
Guaranty Trust Holding Co. PLC	126,924,542	4,113

South Africa 1.75%
Discovery, Ltd.	713,876	5,608
MTN Group, Ltd.	2,854,185	18,003
		23,611

Total Africa		27,724
Total common stocks (cost: $1,124,847,000)		1,270,224

Preferred securities 3.08%
Latin America 2.39%
Brazil 2.39%
Banco Bradesco SA, preferred nominative shares	9,290,715	32,350

Asia-Pacific 0.69%
South Korea 0.69%
Samsung Electronics Co., Ltd., nonvoting preferred shares	193,055	9,310

Total preferred securities (cost: $34,831,000)		41,660

6	Emerging Markets Growth Fund

Rights & warrants 0.23%	Shares	Value (000)
Asia-Pacific 0.23%
China 0.23%
Centre Testing International Group Co., Ltd., Class A, warrants, expire 3/20/2024[1,2]	870,000	$1,737
Midea Group Co., Ltd., Class A, warrants, expire 2/26/2024[1,2]	187,514	1,444
		3,181

Total rights & warrants (cost: $3,831,000)		3,181

Short-term securities 2.55%
Money market investments 2.55%
Capital Group Central Cash Fund 5.44%[8,9]	344,503	34,447

Total short-term securities (cost: $34,451,000)		34,447
Total investment securities 99.72% (cost: $1,197,960,000)		1,349,512
Other assets less liabilities 0.28%		3,784

Net assets 100.00%		$1,353,296

Investments in affiliates9

	Value at 7/1/2023 (000)	Additions (000)	Reductions (000)		Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2023 (000)	Dividend or interest income (000)
Short-term securities 2.55%
Money market investments 2.55%
Capital Group Central Cash Fund 5.44%[8]	$57,383	$166,084	$189,014		$7	$(13)	$34,447	$1,258
Money market investments purchased with collateral from securities on loan 0.00%
Capital Group Central Cash Fund 5.44%[8]	433		433	[10]			—	—	[11]
Total 2.55%					$7	$(13)	$34,447	$1,258

Restricted securities7

	Acquisition date(s)	Cost (000)	Value (000)		Percent of net assets
Baring Vostok Capital Fund IV Supplemental Fund, LP1,3,5,6	10/8/2007-8/29/2019	$25,045	$—	[4]	.00%[12]
Baring Vostok Private Equity Fund IV, LP1,3,5,6	4/25/2007-12/28/2020	11,685	—	[4]	.00 [12]
Total		$36,730	$—	[4]	.00%[12]

[1]	Security did not produce income during the last 12 months.
[2]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $30,070,000, which represented 2.22% of the net assets of the fund.
[3]	Value determined using significant unobservable inputs.
[4]	Amount less than one thousand.
[5]	Cost and market value do not include prior distributions to the fund from income or proceeds realized from securities held by the private equity fund. Therefore, the cost and market value may not be indicative of the private equity fund’s performance. For private equity funds structured as limited partnerships, shares are not applicable and therefore the fund’s interest in the partnership is reported.
[6]	Excludes an unfunded capital commitment representing an agreement which obligates the fund to meet capital calls in the future. Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing and the amount of such capital calls cannot readily be determined.
[7]	Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933. The total value of all such restricted securities was less than $1,000, which represented less than .01% of the net assets of the fund.
[8]	Rate represents the seven-day yield at 12/31/2023.
[9]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[10]	Represents net activity. Refer to Note 5 for more information on securities lending.
[11]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.
[12]	Amount less than .01%.

Emerging Markets Growth Fund	7

Key to abbreviation(s)

ADR = American Depositary Receipts

GDR = Global Depositary Receipts

REIT = Real Estate Investment Trust

Refer to the notes to financial statements.

8	Emerging Markets Growth Fund

Financial statements

Statement of assets and liabilities	unaudited
at December 31, 2023	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $1,163,509)	$1,315,065
Affiliated issuers (cost: $34,451)	34,447	$1,349,512
Cash		6,974
Cash denominated in currencies other than U.S. dollars (cost: $1,936)		1,413
Receivables for:
Sales of fund’s shares	131
Dividends	4,620
Other	88	4,839
		1,362,738
Liabilities:
Payables for:
Purchases of investments	1,415
Repurchases of fund’s shares	103
Investment advisory services	699
Services provided by related parties	2
Directors’ deferred compensation	685
Non-U.S. taxes	6,454
Other	84	9,442
Commitments and contingencies*
Net assets at December 31, 2023		$1,353,296

Net assets consist of:
Capital paid in on shares of capital stock		$1,239,422
Total distributable earnings (accumulated loss)		113,874
Net assets at December 31, 2023		$1,353,296

*	Refer to Note 5 for further information on unfunded commitments.

(dollars and shares in thousands, except per-share amounts)

Total authorized capital stock — 2,000,000 shares,
$.01 par value (204,402 total shares outstanding)

	Net assets	Shares outstanding	Net asset value per share
Class M	$1,258,482	190,028	$6.62
Class F-3	94,805	14,373	6.60
Class R-6	9	1	6.65

Refer to the notes to financial statements.

Emerging Markets Growth Fund	9

Financial statements (continued)

Statement of operations	unaudited
for the six months ended December 31, 2023	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $794; also includes $1,258 from affiliates)	$13,388
Securities lending income (net of fees)	115
Interest from unaffiliated issuers	19	$13,522
Fees and expenses*:
Investment advisory services	4,413
Transfer agent services	5
Administrative services	14
Reports to shareholders	6
Registration statement and prospectus	42
Directors’ compensation	26
Auditing and legal	160
Custodian	226
State and local taxes	1
Other	10	4,903
Net investment income		8,619

Net realized gain (loss) and unrealized appreciation (depreciation):
Net realized gain (loss) on:
Investments (net of non-U.S. taxes of $2,321):
Unaffiliated issuers	(17,716)
Affiliated issuers	7
Currency transactions	188	(17,521)
Net unrealized appreciation (depreciation) on:
Investments (net of non-U.S. taxes of $6,043):
Unaffiliated issuers	10,205
Affiliated issuers	(13)
Currency translations	(17)	10,175
Net realized gain (loss) and unrealized appreciation (depreciation)		(7,346)

Net increase (decrease) in net assets resulting from operations		$1,273

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.

Statements of changes in net assets
(dollars in thousands)

	Six months ended December 31, 2023*	Year ended June 30, 2023
Operations:
Net investment income	$8,619	$27,535
Net realized gain (loss)	(17,521)	(28,429)
Net unrealized appreciation (depreciation)	10,175	99,926
Net increase (decrease) in net assets resulting from operations	1,273	99,032

Distributions paid to shareholders	(20,225)	(19,185)

Net capital share transactions	(146,770)	(63,909)

Total increase (decrease) in net assets	(165,722)	15,938

Net assets:
Beginning of period	1,519,018	1,503,080
End of period	$1,353,296	$1,519,018

*	Unaudited.

Refer to the notes to financial statements.

10	Emerging Markets Growth Fund

Notes to financial statements	unaudited

1. Organization

Emerging Markets Growth Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company. The fund seeks long-term growth of capital.

The fund has three share classes consisting of two retail share classes (Classes M and F-3), and one retirement plan share class (Class R-6). The retirement plan share class is generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes M* and F-3	None	None	None
Class R-6	None	None	None
*	Class M shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses), realized gains and losses and unrealized appreciation and depreciation are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital International, Inc. (“CIInc”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open.

Emerging Markets Growth Fund	11

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds”), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by the fund’s investment adviser and approved by the board of directors as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of directors has designated the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Committee”) to administer, implement and oversee the fair valuation process and to make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Committee reviews changes in fair value measurements from period to period, pricing vendor information and market data, and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group. The Committee reports changes to the fair valuation guidelines to the board of directors. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

12	Emerging Markets Growth Fund

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of December 31, 2023 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3		Total
Assets:
Common stocks:
Asia-Pacific	$178,143	$778,945	$—		$957,088
Latin America	86,633	126,927	—	*	213,560
Eastern Europe and Middle East	—	27,874	8,816		36,690
Other markets	22,652	12,110	400		35,162
Africa	—	27,724	—		27,724
Preferred securities	—	41,660	—		41,660
Rights & warrants	—	3,181	—		3,181
Short-term securities	34,447	—	—		34,447
Total	$321,875	$1,018,421	$9,216		$1,349,512

*	Amount less than one thousand.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline –sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries or companies; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; changes in inflation rates; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease), bank failures and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in the issuer’s financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives. An individual security may also be affected by factors relating to the industry or sector of the issuer or the securities markets as a whole, and conversely an industry or sector or the securities markets may be affected by a change in financial condition or other event affecting a single issuer.

Emerging Markets Growth Fund	13

Investing outside the U.S. — Securities of issuers domiciled outside the U.S. or with significant operations or revenues outside the U.S., and securities tied economically to countries outside the U.S. may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled, operate or generate revenue or to which the securities are tied economically. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls, sanctions, or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different regulatory, legal, accounting, auditing, financial reporting and recordkeeping requirements, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund, which could impact the liquidity of the fund’s portfolio. The risks of investing outside the U.S. may be heightened in connection with investments in developing countries.

Investing in developing countries — Investing in countries with developing economies and/or markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries tend to have less developed political, economic and legal systems than those in developed countries. Accordingly, the governments of these countries may be less stable and more likely to intervene in the market economy, for example, by imposing capital controls, nationalizing a company or industry, placing restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or imposing punitive taxes that could adversely affect the prices of securities. Information regarding issuers in developing countries may be limited, incomplete or inaccurate, and such issuers may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which issuers in developed countries are subject. The fund’s rights with respect to its investments in developing countries, if any, will generally be governed by local law, which may make it difficult or impossible for the fund to pursue legal remedies or to obtain and enforce judgments in local courts. In addition, the economies of these countries may be dependent on relatively few industries, may have limited access to capital and may be more susceptible to changes in local and global trade conditions and downturns in the world economy. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, more vulnerable to market manipulation, and more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, developing countries are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Exposure to country, region, industry or sector — Subject to the fund’s investment limitations, the fund may have significant exposure to a particular country, region, industry or sector. Such exposure may cause the fund to be more impacted by risks relating to and developments affecting the country, region, industry or sector, and thus its net asset value may be more volatile, than a fund without such levels of exposure. For example, if the fund has significant exposure in a particular country, then social, economic, regulatory or other issues that negatively affect that country may have a greater impact on the fund than on a fund that is more geographically diversified.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies, particularly during times of market turmoil.

Investing in depositary receipts — Depositary receipts are securities that evidence ownership interests in, and represent the right to receive, a security or a pool of securities that have been deposited with a bank or trust depository. Such securities may be less liquid or may trade at a lower price than the underlying securities of the issuer. Additionally, receipt of corporate information about the underlying issuer and proxy disclosure may not be timely and there may not be a correlation between such information and the market value of the depositary receipts.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

14	Emerging Markets Growth Fund

5. Certain investment techniques

Securities lending — The fund has entered into securities lending transactions in which the fund earns income by lending investment securities to brokers, dealers or other institutions. Each transaction involves three parties: the fund, acting as the lender of the securities, a borrower, and a lending agent that acts as an intermediary.

Securities lending transactions are entered into by the fund under a securities lending agent agreement with the lending agent. The lending agent facilitates the exchange of securities between the fund and approved borrowers, ensures that securities loans are properly coordinated and documented, marks-to-market the value of collateral daily, secures additional collateral from a borrower if it falls below preset terms, and may reinvest cash collateral on behalf of the fund according to agreed parameters. The lending agent provides indemnification to the fund against losses resulting from a borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a potential loss of income or value if a borrower fails to return securities, collateral investments decline in value or the lending agent fails to perform.

The borrower is required to post highly liquid assets, such as cash or U.S. government securities, as collateral for the loan in an amount at least equal to the value of the securities loaned. Investments made with cash collateral are recognized as assets in the fund’s investment portfolio. The same amount is recorded as a liability in the fund’s statement of assets and liabilities. While securities are on loan, the fund will continue to receive the equivalent of the interest, dividends or other distributions paid by the issuer, as well as a portion of the interest on the investment of the collateral. Additionally, although the fund does not have the right to vote on securities while they are on loan, the fund has a right to consent on corporate actions and a right to recall loaned securities to vote. A borrower is obligated to return loaned securities at the conclusion of a loan or, during the pendency of a loan, on demand from the fund.

As of December 31, 2023, the fund did not have any securities out on loan.

Unfunded commitments — The fund invests in private equity funds that involve unfunded capital commitments, which obligate the fund to meet capital calls in the future. Payment would be made when a capital call is requested. Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing of such capital calls cannot readily be determined. As of December 31, 2023, the fund’s maximum potential exposure from the unfunded commitment was $3,366,000, which would represent .25% of the net assets of the fund should such commitment become due.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended December 31, 2023, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund’s tax returns are generally not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is typically three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. The fund generally records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Emerging Markets Growth Fund	15

Distributions — Distributions determined on a tax basis may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; deferred expenses; net capital losses; non-U.S. taxes on capital gains and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

The components of distributable earnings on a tax basis are reported as of the fund’s most recent year-end. As of June 30, 2023, the components of distributable earnings on a tax basis were as follows (dollars in thousands):

Undistributed ordinary income	$14,345
Capital loss carryforward*	(33,445)

*	The capital loss carryforward will be used to offset any capital gains realized by the fund in the current year or in subsequent years. The fund will not make distributions from capital gains while a capital loss carryforward remains.

As of December 31, 2023, the tax basis unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Gross unrealized appreciation on investments	$384,292
Gross unrealized depreciation on investments	(212,235)
Net unrealized appreciation (depreciation) on investment securities	172,057
Cost of investments	1,177,455

Tax-basis distributions paid to shareholders from ordinary income were as follows (dollars in thousands):

Share class	Six months ended December 31, 2023		Year ended June 30, 2023
Class M	$18,848		$18,247
Class F-3	1,377		938
Class R-6	—	†	—	†
Total	$20,225		$19,185

†	Amount less than one thousand.

7. Fees and transactions with related parties

CIInc is the fund’s investment adviser. American Funds Distributors®, Inc. (“AFD”), the fund’s principal underwriter, and American Funds Service Company® (“AFS”), the fund’s transfer agent are affiliated with CIInc. CIInc, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CIInc that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.618% on the first $15 billion of daily net assets and decreasing to 0.520% on such assets in excess of $20 billion. For the six months ended December 31, 2023, the investment advisory services fees were $4,413,000, which were equivalent to an annualized rate of 0.616% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — American Funds Distributors®, Inc. (“AFD”), an affiliate of CIInc, is the principal underwriter of the fund’s shares. AFD does not receive any compensation related to the sale of shares of the fund.

16	Emerging Markets Growth Fund

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CIInc under which the fund compensates CIInc for providing administrative services to Class F-3 and R-6 shares. Administrative services are provided by CIInc and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the average daily net assets attributable to Class F-3 and R-6 shares. Currently the fund pays CIInc an administrative services fee at the annual rate of 0.03% of the average daily net assets attributable to Class F-3 and R-6 shares for CIInc’s provision of administrative services.

For the six months ended December 31, 2023, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Transfer agent services		Administrative services
Class M	$4		$—
Class F-3	1		14
Class R-6	—	*	—	*
Total class-specific expenses	$5		$14

*	Amount less than one thousand.

Directors’ deferred compensation — Directors who were unaffiliated with CIInc may have elected to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $26,000 in the fund’s statement of operations reflects $4,000 in current fees and a net increase of $22,000 in the value of the deferred amounts.

Affiliated officers and directors — Officers and certain directors of the fund are or may be considered to be affiliated with CIInc, AFD and AFS. No affiliated officers or directors received any compensation directly from the fund.

Investment in CCF — The fund holds shares of CCF, an institutional prime money market fund managed by Capital Research and Management Company (“CRMC”), an affiliate of CIInc. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term investments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

Security transactions with related funds — The fund purchased investment securities from, and sold investment securities to, other funds managed by CIInc (or funds managed by certain affiliates of CIInc) under procedures adopted by the fund’s board of directors. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common directors and/or common officers. Each transaction was executed at the current market price of the security and no brokerage commissions or fees were paid in accordance with Rule 17a-7 of the 1940 Act. During the six months ended December 31, 2023, the fund engaged in such purchase and sale transactions with related funds in the amounts of $1,227,000 and $138,000, respectively, which generated $21,000 of net realized losses from such sales.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CIInc-managed funds (or funds managed by certain affiliates of CIInc), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the six months ended December 31, 2023.

Emerging Markets Growth Fund	17

8. Committed line of credit

The Fund participates with certain CIInc affiliates in a $1.5 billion credit facility (the “line of credit”) to be utilized for temporary purposes to support shareholder redemptions. The fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which are reflected in other expenses in the fund’s statement of operations. The fund did not borrow on this line of credit at any time during the six months ended December 31, 2023.

9. Indemnifications

The fund’s organizational documents provide board members and officers with indemnification against certain liabilities or expenses in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown since it is dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote. Insurance policies are also available to the fund’s board members and officers.

10. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales*				Reinvestments of distributions				Repurchases*		Net increase (decrease)
Share class	Amount		Shares		Amount		Shares		Amount	Shares	Amount	Shares

Six months ended December 31, 2023

Class M	$7,017		1,056		$5,384		829		$(164,101)	(25,917)	$(151,700)	(24,032)
Class F-3	18,733		2,880		1,377		213		(15,180)	(2,333)	4,930	760
Class R-6	—		—		—	†	—	†	—	—	— †	— †
Total net increase (decrease)	$25,750		3,936		$6,761		1,042		$(179,281)	(28,250)	$(146,770)	(23,272)

Year ended June 30, 2023

Class M	$21,372		3,363		$5,488		885		$(119,267)	(18,949)	$(92,407)	(14,701)
Class F-3	43,568		6,888		817		132		(15,887)	(2,491)	28,498	4,529
Class R-6	—	†	—	†	—	†	—	†	—	—	— †	— †
Total net increase (decrease)	$64,940		10,251		$6,305		1,017		$(135,154)	(21,440)	$(63,909)	(10,172)

*	Includes exchanges between share classes of the fund.
†	Amount less than one thousand.

11. Investment transactions

The fund engaged in purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $213,487,000 and $354,482,000, respectively, during the six months ended December 31, 2023.

18	Emerging Markets Growth Fund

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[3]	Net assets, end of year (in millions)		Ratio of expenses to average net assets before reimburse- ments[4,5]		Ratio of expenses to average net assets after reimburse- ments[3,4,5]		Ratio of net income to average net assets[2,3]
Class M:
12/31/2023[6,7]	$6.67	$.04	$.01	$.05	$(.10)	$—	$(.10)	$6.62	.77%[8]	$1,258		.68%[9]		.68%[9]		1.20%[9]
6/30/2023	6.32	.12	.31	.43	(.08)	—	(.08)	6.67	6.96	1,429		.70		.70		1.87
6/30/2022	10.33	.09	(3.17)	(3.08)	(.10)	(.83)	(.93)	6.32	(31.89)	1,446		.79		.76		1.07
6/30/2021	7.81	.11	3.03	3.14	(.08)	(.54)	(.62)	10.33	41.33	2,222		.87		.76		1.13
6/30/2020	8.06	.08	.16	.24	(.13)	(.36)	(.49)	7.81	2.64	1,629		.86		.78		1.04
6/30/2019	7.87	.09	.25	.34	(.09)	(.06)	(.15)	8.06	4.71	2,206		.84		.84		1.25
Class F-3:
12/31/2023[6,7]	6.65	.04	.01	.05	(.10)	—	(.10)	6.60	.74 [8]	95		.71	[9]	.71	[9]	1.19	[9]
6/30/2023	6.30	.12	.31	.43	(.08)	—	(.08)	6.65	6.95	90		.73		.73		1.91
6/30/2022	10.30	.08	(3.15)	(3.07)	(.10)	(.83)	(.93)	6.30	(31.90)	57		.83		.83		.93
6/30/2021	7.79	.10	3.03	3.13	(.08)	(.54)	(.62)	10.30	41.27	105		.89		.89		1.06
6/30/2020	8.05	.08	.15	.23	(.13)	(.36)	(.49)	7.79	2.49	71		.89		.89		1.00
6/30/2019	7.87	.14	.19	.33	(.09)	(.06)	(.15)	8.05	4.55	44		.88		.88		1.79
Class R-6:
12/31/2023[6,7]	6.70	.04	.01	.05	(.10)	—	(.10)	6.65	.73 [8]	—	[10]	.71	[9]	.71	[9]	1.19	[9]
6/30/2023	6.34	.12	.32	.44	(.08)	—	(.08)	6.70	7.06	—	[10]	.74		.74		1.85
6/30/2022	10.38	.08	(3.18)	(3.10)	(.11)	(.83)	(.94)	6.34	(32.00)	—	[10]	.82		.82		.99
6/30/2021	7.79	.09	3.04	3.13	—	(.54)	(.54)	10.38	41.13	—	[10]	1.00		.90		.99
6/30/2020	8.05	.06	.17	.23	(.13)	(.36)	(.49)	7.79	2.48	—	[10]	.91		.91		.71
6/30/2019	7.86	.33	— [11]	.33	(.08)	(.06)	(.14)	8.05	4.60	5		.90		.90		4.20

	Six months ended December 31,	Year ended June 30,
	2023[6,7,8]	2023	2022	2021	2020	2019
Portfolio turnover rate for all share classes[12]	15%	38%	37%	35%	40%	38%

[1]	Based on average shares outstanding.
[2]	For the year ended June 30, 2020, this reflects the impact of European Union tax reclaims received that resulted in an increase to net investment income. Had the reclaims not been paid, the Class M net investment income per share and ratio of net income to average net assets would have been lower by $.01 and .12 percentage points, respectively. The impact to other share classes would have been similar.
[3]	This column reflects the impact, if any, of certain reimbursements from CIInc. During some of the years shown, CIInc reimbursed a portion of transfer agent services fees and/or reimbursed a portion of miscellaneous fees and expenses.
[4]	This ratio does not include acquired fund fees and expenses.
[5]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.
[6]	Based on operations for a period that is less than a full year.
[7]	Unaudited.
[8]	Not annualized.
[9]	Annualized.
[10]	Amount less than $1 million.
[11]	Amount less than $.01.
[12]	Rates do not include the fund’s portfolio activity with respect to any Central Funds.

Refer to the notes to financial statements.

Emerging Markets Growth Fund	19

Expense example	unaudited

As a fund shareholder, you incur ongoing costs, including investment advisory services fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (July 1, 2023, through December 31, 2023).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-3 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

20	Emerging Markets Growth Fund

Expense example (continued)

	Beginning account value 7/1/2023	Ending account value 12/31/2023	Expenses paid during period*	Annualized expense ratio
Class M – actual return	$1,000.00	$1,007.72	$3.44	.68%
Class M – assumed 5% return	1,000.00	1,021.78	3.47	.68
Class F-3 – actual return	1,000.00	1,007.44	3.59	.71
Class F-3 – assumed 5% return	1,000.00	1,021.63	3.62	.71
Class R-6 – actual return	1,000.00	1,007.35	3.59	.71
Class R-6 – assumed 5% return	1,000.00	1,021.63	3.62	.71

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Emerging Markets Growth Fund	21

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the continuation of the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital International, Inc. (the “investment adviser”) for an additional one-year term through January 31, 2025. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all the fund’s independent board members. The board and the committee determined in the exercise of their business judgment that the fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account their interactions with the investment adviser and information furnished to them throughout the year and otherwise provided to them, and information prepared specifically in connection with their review of the agreement, and they were advised by their independent counsel with respect to the matters considered. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of the investment adviser’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of the investment adviser and the Capital Group organization; the resources and systems the investment adviser devotes to investment management (the manner in which the fund’s assets are managed, including liquidity management), financial, investment operations, compliance, trading, proxy voting, shareholder communications, and other services; and the ongoing evolution of the investment adviser’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative and shareholder services provided by the investment adviser to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee considered the risks assumed by the investment adviser in providing services to the fund, including operational, business, financial, reputational, regulatory and litigation risks. The board and committee concluded that the nature, extent and quality of the services provided by the investment adviser have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective. They compared the fund’s investment results with those of other funds (including funds that currently form the basis of the Lipper index for the category in which the fund is included) and data such as relevant market and fund indexes over various periods (including the fund’s lifetime) through May 31, 2023. They generally placed greater emphasis on investment results over longer term periods. On the basis of this evaluation and the board’s ongoing review of investment results, and considering the relative market conditions during certain reporting periods, the board and the committee concluded that the fund’s investment results have been satisfactory for renewal of the agreement, and that the investment adviser’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses generally compared favorably to those of other similar funds included in the comparable Lipper category. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by the investment adviser to the fund as fund assets increase. In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by the investment adviser and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational, regulatory and market differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, as well as in relation to the risks assumed by the adviser in sponsoring and managing the fund, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to the investment adviser by the fund.

22	Emerging Markets Growth Fund

4. Ancillary benefits

The board and the committee considered a variety of other benefits that the investment adviser and its affiliates receive as a result of the investment adviser’s relationship with the fund, including fees for administrative services provided to the investment adviser; fees paid to the investment adviser’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of the investment adviser; and possible ancillary benefits to the investment adviser and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed the investment adviser’s portfolio trading practices, nothing that the investment adviser bears the coast of third-party research. The board and the committee also noted that the investment adviser benefited from the use of commissions from portfolio transactions made on behalf of the fund to facilitate payment to certain broker-dealers for research to comply with regulatory requirements applicable to these firms, with all such amounts reimbursed by the investment adviser. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to the investment adviser by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding the investment adviser’s costs of providing services to the fund, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered the investment adviser’s costs and related cost allocation methodology, as well as its track record of investing in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for the investment adviser’s investment professionals. They reviewed information on the profitability of the investment adviser and its affiliates. The board and the committee also compared Capital Group’s profitability and compensation data to the reported results and data of a number of large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of the Capital Group organization’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure and the investment adviser’s sharing of potential economies of scale, or efficiencies, through breakpoints and other fee reductions and costs voluntarily absorbed. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between the investment adviser and the fund’s shareholders.

Emerging Markets Growth Fund	23

Liquidity Risk Management Program	unaudited

The fund has adopted a liquidity risk management program (the “program”). The fund’s board has designated Capital International, Inc. (“CIInc”) as the administrator of the program. Personnel of CIInc or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by the Capital Group Liquidity Risk Management Committee.

Under the program, CIInc manages the fund’s liquidity risk, which is the risk that the fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the fund. This risk is managed by monitoring the degree of liquidity of the fund’s investments, limiting the amount of the fund’s illiquid investments, and utilizing various risk management tools and facilities available to the fund for meeting shareholder redemptions, among other means. CIInc’s process of determining the degree of liquidity of the fund’s investments is supported by one or more third-party liquidity assessment vendors.

The fund’s board reviewed a report prepared by CIInc regarding the operation and effectiveness of the program for the period October 1, 2022, through September 30, 2023. No significant liquidity events impacting the fund were noted in the report. In addition, CIInc provided its assessment that the program had been effective in managing the fund’s liquidity risk.

24	Emerging Markets Growth Fund

Office of the fund
6455 Irvine Center Drive
Irvine, CA 92618-4518

Investment adviser
Capital International, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts
American Funds Service Company
6455 Irvine Center Drive
Irvine, CA 92618-4518

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
O’Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071-2899

Independent registered public accounting firm
PricewaterhouseCoopers LLP
601 South Figueroa Street
Los Angeles, CA 90017-3874

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

This report is for the information of shareholders of Emerging Markets Growth Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund.

If used as sales material after March 31, 2024, this report must be accompanied by a statistical update for the most recently completed calendar quarter.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is in the prospectus, which can be obtained from Capital International by calling (800) 421-4989 and should be read carefully before investing.

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

American Funds Distributors, Inc.

ITEM 2 – Code of Ethics

Not applicable for filing of semi-annual reports to shareholders.

ITEM 3 – Audit Committee Financial Expert

Not applicable for filing of semi-annual reports to shareholders.

ITEM 4 – Principal Accountant Fees and Services

Not applicable for filing of semi-annual reports to shareholders.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	Not applicable for filing of semi-annual reports to shareholders.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EMERGING MARKETS GROWTH FUND, INC.

By __/s/ Herbert Y. Poon____________________
Herbert Y. Poon, Principal Executive Officer

Date: February 29, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By __/s/ Herbert Y. Poon_________________
Herbert Y. Poon, Principal Executive Officer

Date: February 29, 2024

By ___/s/ Gregory F. Niland __________
Gregory F. Niland, Treasurer and Principal Financial Officer

Date: February 29, 2024